10.36(a)

[***] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Dated 16 May 2006

(1)	CENDANT CORPORATION as Existing Guarantor

(2)	UK RELOCATION RECEIVABLES FUNDING LIMITED as Purchaser

(3)	REALOGY CORPORATION as New Guarantor

(4)	CENDANT MOBILITY LIMITED as Servicer

(5)	THE COMPANIES LISTED IN SCHEDULE 1 as Sellers

(6)	ALBION CAPITAL CORPORATION S.A. as Lender

(7)	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. as Funding Agent, Administrative Agent and Arranger

DEED OF NOVATION AND AMENDMENT

relating to novation of a Parent Undertaking Agreement

dated 27 September 2005 and amendments to certain

Transaction Documents referred to in a Master Schedule

of Definitions, Interpretations and Construction

dated 27 September 2005

THIS DEED OF NOVATION AND AMENDMENT is dated 16 May 2006 and made between:

(1)	CENDANT CORPORATION a company incorporated in Delaware, USA, whose principal place of business is at 1 Campus Drive, Parsippany, New Jersey 07054, USA (the “Existing Guarantor”);

(2)	UK RELOCATION RECEIVABLES FUNDING LIMITED a company incorporated in England and Wales (registered number 5568806) whose registered office is at 35 Great St Helen’s, London EC3A 6AP (the “Purchaser”);

(3)	REALOGY CORPORATION a company incorporated in Delaware, USA, whose principal place of business is at 1 Campus Drive, Parsippany, New Jersey 07054, USA (the “New Guarantor”);

(4)	CENDANT MOBILITY LIMITED (which is expected to become known as Cartus Limited on or about 19 May 2006) a company incorporated in England and Wales (registered number 0431036) whose registered office is at Frankland Road, Blagrove, Swindon, Wilts, SN5 8RS (the “Servicer”);

(5)	THE COMPANIES LISTED IN SCHEDULE 1 (The Sellers) (each a “Seller” and together the “Sellers”); and

(6)	ALBION CAPITAL CORPORATION S.A. a company incorporated under the laws of Luxembourg whose principal place of business is at 7, val Ste Croix, L-1371 Luxembourg (the “Lender”); and

(7)	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. a company incorporated in Japan and operating through its London branch with offices at 12-15 Finsbury Circus, London EC2M 7BT, in its capacity as Funding Agent, Administrative Agent and Arranger for the Lender (the “Funding Agent”).

BACKGROUND:

(A)	By a parent undertaking agreement dated 27 September 2005 and made between the Existing Guarantor, the Purchaser and the Funding Agent (then known as The Bank Of Tokyo-Mitsubishi, Ltd., London Branch) (the “Parent Undertaking Agreement”), the Existing Guarantor undertook to the Purchaser and the Funding Agent, among other things, to cause the due and punctual performance and observance by each of the Supported Parties (as defined in the Parent Undertaking Agreement) of the Supported Obligations (as defined in the Parent Undertaking Agreement).

(B)	By a receivables transfer agreement and trust deed dated 27 September 2005 and made between the Sellers and the Purchaser (the “Receivables Transfer Agreement and Trust Deed”), the Sellers agreed, among other things, to sell and the Purchaser agreed, among other things, to buy the Assignable Receivables and their related Affected Assets.

(C)

By a receivables funding agreement dated 27 September 2005 and made between the Purchaser, the Lender and the Funding Agent (then known as The Bank Of Tokyo- Mitsubishi, Ltd., London Branch) (the “Receivables Funding Agreement”), the

Lender agreed to make Advances to the Purchaser to finance the acquisition of, among other things, Assignable Receivables and their related Affected Assets under the Receivables Transfer Agreement and Trust Deed.

(D)	It has been agreed between the Parties that, with effect from the Effective Date:

(a)	the Parent Undertaking Agreement shall be novated to the New Guarantor as set out in this Deed of Novation and Amendment; and

(b)	the Receivables Transfer Agreement and Trust Deed, the Schedule of Definitions and the Parent Undertaking Agreement should be amended as set out in this Deed of Novation and Amendment.

(E)	This Deed of Novation and Amendment, which is a “Transaction Document” as defined in the Amended Schedule of Definitions:

(a)	puts into effect the amendments referred to in Clause 3 (Amendments); and

(b)	sets out the conditions precedent to those amendments.

THIS DEED OF NOVATION AND AMENDMENT WITNESSES that:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed of Novation and Amendment:

“Amended Schedule of Definitions” means the Schedule of Definitions as amended by this Deed of Novation and Amendment.

“Effective Date” means the date on which:

(a)	the New Guarantor and its Subsidiaries cease to be Subsidiaries of the Existing Guarantor; and

(b)	the Funding Agent has received each of the documents and other items listed in Schedule 2 (Corporate authorisations and opinions), in each case, in form and substance satisfactory to the Funding Agent.

“New Transaction Documents” means this Deed of Novation and Amendment and any other Transaction Document entered into, or to be entered into, on or about the date of this Deed of Novation and Amendment or otherwise in connection with the transactions contemplated by this Deed of Novation and Amendment (including the amendments to the Receivables Transfer Agreement and Trust Deed, the Schedule of Definitions and the Parent Undertaking Agreement) and “New Transaction Document” means any of them.

“Parties” means the parties to this Deed of Novation and Amendment.

“Schedule of Definitions” means the master schedule of definitions, interpretations and construction dated 27 September 2005 and made between the Parties (other than the New Guarantor).

1.2	Construction

Clause 1.4 (Interpretation and construction) of the Amended Schedule of Definitions shall apply as if set out in full again here, with such changes as are appropriate to fit this context.

1.3	Terms defined in the Amended Schedule of Definitions

Terms defined in the Amended Schedule of Definitions but not in this Deed of Novation and Amendment shall have the same meaning in this Deed of Novation and Amendment as in the Amended Schedule of Definitions.

2.	NOVATION

2.1	Assumption of obligations

The New Guarantor undertakes to the Purchaser and the Funding Agent that it will, from (and including) the Effective Date:

(a)	discharge the obligations of the Existing Guarantor under the Parent Undertaking Agreement and otherwise observe all the provisions of the Parent Undertaking Agreement; and

(b)	be liable to the Purchaser and the Funding Agent for any breaches of the Parent Undertaking Agreement on the part of the Existing Guarantor whether prior to, on or after the Effective Date,

as if it had been a party to the Parent Undertaking Agreement in lieu of the Existing Guarantor from the date on which it was made.

2.2	Release of obligations

With effect from (and including) the Effective Date, each of the Purchaser and the Funding Agent releases and discharges the Existing Guarantor from further performance of its obligations under the Parent Undertaking Agreement and from all liabilities, claims and demands of any kind arising whether past, present or future under or in connection with the Parent Undertaking Agreement. As from (and including) the Effective Date the Purchaser and the Funding Agent accept, in place of that performance and those liabilities, claims and demands, the undertaking of the New Guarantor set out in Clause 2.1.

2.3	Rights granted to the New Guarantor

Each of the Purchaser and the Funding Agent undertakes to the New Guarantor that it will, from (and including) the Effective Date:

(a)	discharge its obligations under the Parent Undertaking Agreement and otherwise observe all the provisions of the Parent Undertaking Agreement; and

(b)	be liable to the New Guarantor for any breaches of the Parent Undertaking Agreement on its part whether prior to, on or after the Effective Date,

as if the New Guarantor had been a party to the Parent Undertaking Agreement in lieu of the Existing Guarantor, and the obligations of the Purchaser and the Funding Agent had been owed to the New Guarantor in lieu of the Existing Guarantor from the date on which it was made.

2.4	Cessation of rights of the Existing Guarantor

With effect from (and including) the Effective Date, the Existing Guarantor shall cease to have any rights under the Parent Undertaking Agreement in respect of any acts or omissions of the Purchaser or the Funding Agent whether past, present or future.

3.	AMENDMENTS

With effect from (and including) the Effective Date, each of the Receivables Transfer Agreement and Trust Deed, the Schedule of Definitions and the Parent Undertaking Agreement shall be amended as set out in this Deed of Novation and Amendment.

3.1	Schedule of Definitions

The Parties agree that:

(a)	the definition of “Applicable Margin” in the Schedule of Definitions be amended by changing the figure of [***]% to [***]% per annum;

(b)	the definition of “Parent” in the Schedule of Definitions shall be amended from “Cendant Corporation, a corporation formed and existing under the laws of Delaware” to “Realogy Corporation, a corporation formed and existing under the laws of Delaware”.

(c)	Paragraph (a) of the definition of “Change of Control” should be amended by the addition of the word “or” at the end of that Paragraph; and

(d)	Paragraphs (b) and (c) of the definition of “Change of Control” shall be deleted and replaced by the following new Paragraph (b):

“(b)	any Seller, the failure of the Parent to own, directly or indirectly, free and clear of any Adverse Claim and on a fully diluted basis, at least 100% of the outstanding shares of voting stock of each Seller.”

3.2	Parent Undertaking Agreement

The Parties agree that the Parent Undertaking Agreement be amended as follows:

(a)	by amending the heading of Clause 3 so that it shall read “REPRESENTATIONS, WARRANTIES AND COVENANT”;

(b)	by deleting the first paragraph and replacing it with the following:

“3.1	Representations and warranties

The Parent represents and warrants to and for the benefit of the Purchaser, the Funding Agent and the other Secured Parties that as at the date of this Agreement:”;

(c)	by including the following as a new Clause 3.2:

“3.2	Financial statements

The Parent shall, at all times from the date of this Agreement up to the Final Payout Date, as soon as available and:

(a)	in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, supply to the Funding Agent copies of the unaudited consolidated balance sheets of the Parent and its consolidated Subsidiaries and the related unaudited statements of earnings and cash flows and shareholders’ equity of the Parent and its consolidated Subsidiaries, in each case for such fiscal quarter and for the period from the beginning of such fiscal year until the end of such fiscal quarter and certified by the chief financial officer or chief accounting officer of the Parent, all of the foregoing to be prepared in accordance with GAAP applied consistently throughout the periods reflected therein (subject to normal year-end adjustments and with footnote disclosures); and

(b)	in any event within 95 days after the end of each fiscal year of the Parent, supply to the Funding Agent copies of the consolidated balance sheets of the Parent and its consolidated Subsidiaries as at the end of such fiscal year and the related statements of earnings and cash flows and shareholders’ equity of the Parent and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all of the foregoing to be prepared in accordance with GAAP applied consistently throughout the periods reflected therein, certified by such independent certified public accountants of nationally recognised standing in the United States of America as shall be selected by the Parent.”

(d)	by including the following as a new Clause 3.3:

“3.3	Delivery of financial statements

The requirements of Clause 3.2 may be fulfilled by the Parent:

(a)	delivering physical copies of the specified financial information to the Funding Agent in the manner described in Clause 1.6 (Notices; Payment information) of the Schedule of Definitions; or

(b)	filing reports pursuant to the Securities Exchange Act of 1934, as amended, where such reports contain the specified financial information, in which event the requirements are deemed to have been fulfilled on the date on which the information is posted on either the Parent’s internet website at www.realogy.com or at sec.gov/edgar/searchedgar/webusers.htm, in each case, within the time required by Clause 3.2(a) or Clause (b), as applicable.”

3.3	Receivables Transfer Agreement and Trust Deed

[***]

4.	CONFIRMATION

(a)	The Purchaser confirms that all references in the Security Agreement to the Transaction Documents shall be to the Transaction Documents as amended by this Deed of Novation and Amendment and that the Security Agreement shall continue in full force and effect notwithstanding the amendments made pursuant to this Deed of Novation and Amendment.

(b)	This Deed of Novation and Amendment is and shall be construed as supplemental to the Transaction Documents. The Transaction Documents shall continue in full force and effect and binding on all the Parties save as expressly amended by this Deed of Novation and Amendment. Nothing in this Deed of Novation and Amendment shall constitute a waiver or release of, or otherwise prejudice any right of any Secured Party pursuant to the terms of the Transaction Documents.

(c)	Each Party acknowledges and confirms that, with effect from (and including) the Effective Date, any reference in any of the Transaction Documents to the

Parent or Cendant Real Estate Services Group LLC shall be to Realogy Corporation.

(d)	Each Party (other than the Lender and the Funding Agent) shall, at the request of the Funding Agent or the Lender and at its own expense, do all such acts and things necessary or desirable to give effect to the novation and amendments effected or to be effected pursuant to this Deed of Novation and Amendment.

5.	FEES, COSTS AND EXPENSES

(a)	[***]

(b)	The Purchaser shall promptly on demand pay to the Funding Agent the amount of all costs and expenses (including legal fees) incurred by it of the Lender in connection with the preparation, negotiation and execution of this Deed of Novation and Amendment.

6.	MISCELLANEOUS

(a)	The provisions of Clauses 7.4 (Other costs and expenses), 9.2 (Waivers; amendments), 9.4 (Governing law; submission to jurisdiction) and 9.6 (Severability and partial invalidity) of the Receivables Funding Agreement and Clause 1.6 (Notices; payment information) of the Amended Schedule of Definitions shall apply to this Deed of Novation and Amendment as if set out in full again in this Deed of Novation and Amendment, with such changes as are appropriate to fit this context.

(b)	Each Party (other than the Sellers and the Servicer):

(i)	acknowledges that, on or about 19 May 2006, each of Cendant Mobility Limited, Cendant Mobility Services Limited and Cendant Mobility Property Services (No. 2) Limited expects to change its name to Cartus Limited, Cartus Services Limited and Cartus Funding Limited; and

(ii)	to the extent that it is required under any of the Transaction Documents, confirms its consent to the proposed change of name referred to in Clause 6(b)(i).

(c)	The Existing Guarantor shall, at any time prior to the Effective Date and, after that date, the New Guarantor shall, in each case, provide the Funding Agent at its request, a copy of any other authorisation or other document, opinion or assurance which the Funding Agent (acting reasonably) considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by this Deed of Novation and Amendment or for the validity and enforceability of this Deed of Novation and Amendment or any Transaction Document amended thereby.

7.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT (1999)

A person who is not a party has no right under the Contracts (Rights of Third Parties) Act (1999) to enforce any term of this Deed of Novation and Amendment; but this does not affect any right or remedy of that person which exists or is available apart from that Act.

8.	COUNTERPARTS

This Deed of Novation and Amendment may be executed in any number of counterparts each of which when executed and delivered is an original, but all the counterparts together constitute the same document.

EXECUTION:

The Parties have shown their acceptance of the terms of this Deed of Novation and Amendment by executing it as a deed after the Schedules and delivering it on the date first above written.

SCHEDULE 1

THE SELLERS

SCHEDULE 2

CORPORATE AUTHORISATIONS AND OPINIONS

EXECUTION of Deed of Novation and Amendment:

The Existing Guarantor

SIGNED as a deed by CENDANT CORPORATION acting by who, in accordance with the laws of the territory in which CENDANT CORPORATION is incorporated, is acting under the authority of CENDANT CORPORATION	) ) ) ) ) ) )	/s/ Illegible

The Purchaser

SIGNED as a deed by SFM Directors Limited acting by James Macdonald, a duly authorised director and by SFM Directors (No. 2) Limited acting by Jonathan Keighley, duly authorised director, duly authorised for and on behalf of UK RELOCATION RECEIVABLES FUNDING LIMITED	) ) ) ) ) ) ) )	/s/ James Macdonald /s/ Janathan Keighley

The New Guarantor

SIGNED as a deed by REALOGY CORPORATION acting by who, in accordance with the laws of the territory in which REALOGY CORPORATION is incorporated, is acting under the authority of REALOGY CORPORATION	) ) ) ) ) ) )	/s/ David J. Weaving

The Servicer

SIGNED as a deed by J SPRING, Director, and R ABBOTT, Director, duly authorised for and on behalf of CENDANT MOBILITY LIMITED	) ) ) )	/s/ R Abbott /s/ J Spring

The Sellers

SIGNED as a deed by J SPRING, Director, and R ABBOTT, Director, duly authorised for and on behalf of CENDANT MOBILITY LIMITED	) ) ) )	/s/ R Abbott /s/ J Spring

SIGNED as a deed by J SPRING, Director, and R ABBOTT, Director, duly authorised for and on behalf of CENDANT MOBILITY SERVICES LIMITED	) ) ) ) )	/s/ R Abbott /s/ J. Spring

SIGNED as a deed by J SPRING, Director, and R ABBOTT, Director, duly authorised for and on behalf of CENDANT MOBILITY PROPERTY (NO 2) LIMITED	) ) ) ) )	/s/ R Abbott /s/ J Spring

The Lender

SIGNED as a deed by , Director and , Director, duly authorised for and on behalf of ALBION CAPITAL CORPORATION S.A.	) ) ) ) )	/s/ A. Kamarowsky Director /s/ F. Cannizzaro dl Belmontino Director

The Funding Agent

SIGNED as a deed by THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. by its authorised attorney in the presence of:	) ) )	/s/ Chris O’Hara Chris O’Hara by Power of Attorney

Witness’s signature:	/s/ Stafford Butt

Witness’s name:	Stafford Butt

Witness’s address:	12-15 Finsbury Circus London EC2M 7BT United Kingdom